UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 8, 2009
BioCryst Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-23186 (Commission File Number)	62-1413174 (IRS Employer Identification No.)

2190 Parkway Lake Drive, Birmingham, Alabama (Address of Principal Executive Offices)	35244 (Zip Code)
(205) 444-4600
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 9, 2009, BioCryst Pharmaceuticals, Inc. (the “Company”) announced that Charles A. Sanders, M.D. has been elected to the Company’s Board of Directors, effective December 8, 2009.
Dr. Sanders brings to the Company extensive experience as a corporate executive and director, physician and professor of medicine. Dr. Sanders is retired from Glaxo, Inc., where he served as Chief Executive Officer from 1989 through 1994 and Chairman of the Board from 1992 through 1995. Before joining Glaxo, Inc., Dr. Sanders spent eight years with Squibb Corp., where he held a number of posts, including the position of Vice Chairman. He also served as Chief Executive Officer of the Science and Technology Group and Chairman of the Science and Technology Committee of the Board. Previously Dr. Sanders was General Director of Massachusetts General Hospital and Professor of Medicine at Harvard Medical School. A native of Dallas, he is a graduate of Southwestern Medical College of the University of Texas. Dr. Sanders is past Chairman of the New York Academy of Sciences. He is currently a member of the Institute of Medicine of the National Academy of Sciences and past Chairman of The Commonwealth Fund. He is also Chairman of Project HOPE and the Foundation for the National Institutes of Health, and past Chairman of the UNC Health Care System. In addition, he serves on the boards of several publicly traded companies, including Cephalon and Vertex Pharmaceuticals, and he previously served as Lead Director of Genentech until it was acquired in March 2009.
Pursuant to the Company’s Stock Incentive Plan, Dr. Sanders received an automatic grant of 8,333 options upon election, and is entitled to a grant of 15,000 options after each annual stockholders’ meeting. Dr. Sanders will receive compensation consistent with the Company’s director compensation policy as described in the Company’s proxy statement for its 2009 annual meeting of stockholders.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated December 9, 2009 entitled “BioCryst Pharmaceuticals elects Charles A. Sanders to its Board of Directors.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2009	BioCryst Pharmaceuticals, Inc.
	By:	/s/ Alane Barnes
Alane Barnes
General Counsel, Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated December 9, 2009 entitled “BioCryst Pharmaceuticals elects Charles A. Sanders to its Board of Directors.”